                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       THE PAKISTAN INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
               (Names of Registrant as Specified in Its Charters)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                       THE PAKISTAN INVESTMENT FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

To Our Stockholders:


     Notice is hereby given that the Annual Meeting of Stockholders of The Pakistan Investment Fund, Inc. (the "Fund") will be held on Wednesday, April 30, 1997, at 9:45 a.m. (New York time), in Conference Room 3 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:


          1. To elect two Class II Directors for a term of three years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997.

          3. To approve or disapprove an Investment Advisory and Management Agreement between the Fund and Morgan Stanley Asset Management Inc.

          4. To approve or disapprove an Investment Advisory Agreement between the Fund, Morgan Stanley Asset Management Inc. and International Asset Management Company Limited.

          5. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 24, 1997 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                       VALERIE Y. LEWIS
                                       Secretary


Dated: March 26, 1997


     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                       THE PAKISTAN INVESTMENT FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                        -------------------------------

                                PROXY STATEMENT
                        -------------------------------


     This statement is furnished by the Board of Directors of The Pakistan Investment Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, April 30, 1997, at 9:45 a.m. (New York time), in Conference Room 3 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about April 3, 1997.


     The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. At the Meeting, the Fund's stockholders will consider, among other matters, a New Management Agreement and New Sub-Advisory Agreement (each defined below) (collectively, the "New Advisory Agreements") to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of the Manager and an indirect parent of International Asset Management Company Limited, the Fund's sub-adviser in Pakistan (the "Pakistan Adviser"). Pursuant to the Merger Agreement, the Fund's Manager will become a direct subsidiary of the merged company and the Pakistan Adviser will become an indirect subsidiary of such merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. The Fund's New Advisory Agreements are identical to the current forms of those agreements (collectively, the "Current Advisory Agreements"), except for the dates of execution, effectiveness and termination.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors, FOR ratification of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997, FOR the approval of the New Management Agreement and FOR the approval of the New Sub-Advisory Agreement. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.


     The Board has fixed the close of business on March 24, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 11,604,793 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses. The Manager has agreed to reimburse the Fund for all incremental expenses incurred by the Fund that would not have been incurred if the New Advisory Agreements were not submitted to stockholders of the Fund for their approval.


     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE PAKISTAN INVESTMENT FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1, 2, 3 AND 4 OF THE NOTICE OF ANNUAL MEETING.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, two Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of John W. Croghan and Graham E. Jones as Class II Directors.

     On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by MSAM (except Morgan Stanley India Investment Fund, Inc.) also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as directors of such other investment companies the same people nominated to be Directors of the Fund. Accordingly, if elected, all of the nominees for Directors of the Fund also will act as directors of The Brazilian Investment Fund, Inc., The Latin American Discovery Fund, Inc., The Malaysia Fund, Inc., Morgan Stanley Africa Investment Fund, Inc., Morgan Stanley Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Emerging Markets Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Morgan Stanley High Yield Fund, Inc., Morgan Stanley Russia & New Europe Fund, Inc., The Thai Fund, Inc. and The Turkish Investment Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board believes that this arrangement enhances the ability of the Directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including MSAM and the administrators, transfer agents, custodians and accountants of the MSAM closed-end funds.

     Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Peter J. Chase, David B. Gill and Warren J. Olsen. Class II currently consists of John W. Croghan and Graham E. Jones. Class III currently consists of Barton M. Biggs, John A. Levin and William G. Morton, Jr. Only the Directors in Class II are being considered for election at this Meeting.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently John W. Croghan, John A. Levin and William G. Morton, Jr., none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Levin. After the Meeting, the Audit Committee will continue to consist of Directors of the Fund who are not "interested persons." The Audit Committee met twice during the fiscal year ended December 31, 1996. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

     There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1996. For the fiscal year ended December 31, 1996, each current Director, during his tenure, attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, except Mr. Biggs.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

  Certain information regarding the Directors and officers of the Fund is set forth below:


                                                                                    COMMON
                                                                                    STOCK           SHARE
                                                                                 BENEFICIALLY    EQUIVALENTS
                                                                                 OWNED AS OF     OWNED UNDER
                                POSITION WITH     PRINCIPAL OCCUPATIONS           MARCH 24,     DEFERRED FEE
       NAME AND ADDRESS            THE FUND      AND OTHER AFFILIATIONS    AGE      1997**      ARRANGEMENTS+   PERCENTAGE
------------------------------- -------------- --------------------------- ---   ------------   -------------   ----------
Barton M. Biggs*............... Director and   Chairman, Director and Man- 64       10,000                --        ***
  1221 Avenue of the Americas     Chairman       aging Director of Morgan
  New York, New York 10020        of the         Stanley Asset Management
                                  Board          Inc. and Chairman and Di-
                                  since 1995     rector of Morgan Stanley
                                                 Asset Management Limited;
                                                 Managing Director of Mor-
                                                 gan Stanley & Co.
                                                 Incorporated; Director of
                                                 Morgan Stanley Group
                                                 Inc.; Director of the
                                                 Rand McNally Company;
                                                 Member of the Yale
                                                 Development Board; Direc-
                                                 tor and Chairman of the
                                                 Board of seventeen U.S.
                                                 registered investment
                                                 companies managed by
                                                 Morgan Stanley Asset
                                                 Management Inc.
Peter J. Chase................. Director       Chairman and Chief          64          500                 0        ***
  1441 Paseo De Peralta           since 1995     Financial Officer, High
  Santa Fe, New Mexico 87501                     Mesa Technologies, LLC;
                                                 Chairman of CGL, Inc.;
                                                 Principal/Owner,
                                                 Statements; Director of
                                                 thirteen U.S. registered
                                                 investment companies
                                                 managed by Morgan Stanley
                                                 Asset Management, Inc.;
John W. Croghan................ Nominee; Di-   President of Lincoln        66        1,000          987.2825        ***
  200 South Wacker Drive          rector since   Partners, a partnership
  Chicago, Illinois 60606         1995           of Lincoln Capital
                                                 Management Company;
                                                 Director of St. Paul
                                                 Bancorp, Inc. and Lindsay
                                                 Manufacturing Co.;
                                                 Director of thirteen U.S.
                                                 registered investment
                                                 companies managed by
                                                 Morgan Stanley Asset
                                                 Management Inc.;
                                                 Previously Director of
                                                 Blockbuster Entertainment
                                                 Corporation.

                                                                                    COMMON
                                                                                    STOCK           SHARE
                                                                                 BENEFICIALLY    EQUIVALENTS
                                                                                 OWNED AS OF     OWNED UNDER
                                POSITION WITH     PRINCIPAL OCCUPATIONS           MARCH 24,     DEFERRED FEE
       NAME AND ADDRESS            THE FUND      AND OTHER AFFILIATIONS    AGE      1997**      ARRANGEMENTS+   PERCENTAGE
------------------------------- -------------- --------------------------- ---   ------------   -------------   ----------
David B. Gill.................. Director since Director of thirteen U.S.   70          505          679.1887        ***
  26210 Ingleton Circle           1995           registered investment
  Easton, Maryland 21601                         companies managed by
                                                 Morgan Stanley Asset
                                                 Management Inc.; Di-
                                                 rector of the Mauritius
                                                 Fund Limited; Director of
                                                 Moneda Chile Fund
                                                 Limited; Director of NIS
                                                 Regional Fund SIAC;
                                                 Director of Commonwealth
                                                 Africa Investment Fund
                                                 Ltd.; Chairman of the
                                                 Advisory Board of Advent
                                                 Latin American Private
                                                 Equity Fund; Chairman and
                                                 Director of Norinvest
                                                 Bank; Director of
                                                 Surinvest International
                                                 Limited; Director of
                                                 National Registry
                                                 Company; Previously
                                                 Director of Capital
                                                 Markets Department of the
                                                 International Finance
                                                 Corporation; Trustee,
                                                 Batterymarch Finance
                                                 Management; Chairman and
                                                 Director of Equity Fund
                                                 of Latin America S.A.;
                                                 Director of Commonwealth
                                                 Equity Fund Limited; and
                                                 Director of Global
                                                 Securities, Inc.
Graham E. Jones................ Nominee; Di-   Senior Vice President of    64          500                 0        ***
  330 Garfield Street             rector since   BGK Properties; Trustee of
  Suite 200                       1994           nine investment companies
  Santa Fe, New Mexico 87501                     managed by Weiss, Peck &
                                                 Greer; Trustee of eleven
                                                 investment companies man-
                                                 aged by Morgan Grenfell
                                                 Capital Management Incor-
                                                 porated; Director of
                                                 thirteen U.S. registered
                                                 investment companies
                                                 managed by Morgan Stanley
                                                 Asset Management Inc.;
                                                 Previously Chief
                                                 Financial Officer of
                                                 Practice Management
                                                 Systems, Inc.
John A. Levin.................. Director      President of John A. Levin  58        4,000        1,652.5541        ***
  One Rockefeller Plaza           since 1993     & Co., Inc.; Director of
  New York, New York 10020                       fourteen U.S. registered
                                                 investment companies
                                                 managed by Morgan Stanley
                                                 Asset Management
                                                 Inc.;Director and
                                                 President of Baker,
                                                 Fentress and Company.

                                                                                    COMMON
                                                                                    STOCK           SHARE
                                                                                 BENEFICIALLY    EQUIVALENTS
                                                                                 OWNED AS OF     OWNED UNDER
                                POSITION WITH     PRINCIPAL OCCUPATIONS           MARCH 24,     DEFERRED FEE
       NAME AND ADDRESS            THE FUND      AND OTHER AFFILIATIONS    AGE      1997**      ARRANGEMENTS+   PERCENTAGE
------------------------------- -------------- --------------------------- ---   ------------   -------------   ----------
William G. Morton, Jr. ........ Director since Chairman and Chief          60          500                 0        ***
  1 Boston Place                  1995           Executive Officer of Boston
  Boston, Massachusetts 02108                    Stock Exchange; Director
                                                 of Tandy Corporation;
                                                 Director of thirteen U.S.
                                                 registered investment
                                                 companies managed by
                                                 Morgan Stanley Asset Man-
                                                 agement Inc.
Warren J. Olsen*............... Director and   Principal of Morgan Stanley 40        1,001                --        ***
  1221 Avenue of the Americas     President      & Co. Incorporated and Mor-
  New York, New York 10020        since 1993     gan Stanley Asset Manage-
                                                 ment Inc.; Director and
                                                 President of seventeen
                                                 U.S. registered
                                                 investment companies
                                                 managed by Morgan Stanley
                                                 Asset Management Inc.
James W. Grisham*.............. Vice President Principal of Morgan Stanley 55          100                --        ***
  1221 Avenue of the Americas     since 1993     & Co. Incorporated and Mor-
  New York, New York 10020                       gan Stanley Asset Manage-
                                                 ment Inc.; Officer of
                                                 various investment
                                                 companies managed by
                                                 Morgan Stanley Asset
                                                 Management Inc.
Michael F. Klein*.............. Vice President Principal of Morgan Stanley 37            0                --        ***
  1221 Avenue of the Americas     since 1996     & Co. Incorporated and Mor-
  New York, New York 10020                       gan Stanley Asset Manage-
                                                 ment Inc. and previously
                                                 a Vice President thereof;
                                                 Officer of various
                                                 investment companies
                                                 managed by Morgan Stanley
                                                 Asset Management Inc.;
                                                 Previously practiced law
                                                 with the New York law
                                                 firm of Rogers & Wells.
Harold J. Schaaff, Jr.*........ Vice President Principal of Morgan Stanley 36          702                --        ***
  1221 Avenue of the Americas     since 1993     & Co. Incorporated and Mor-
  New York, New York 10020                       gan Stanley Asset Manage-
                                                 ment Inc.; General
                                                 Counsel and Secretary of
                                                 Morgan Stanley Asset
                                                 Management Inc.; Officer
                                                 of various investment
                                                 companies managed by
                                                 Morgan Stanley Asset
                                                 Management Inc.

                                                                                    COMMON
                                                                                    STOCK           SHARE
                                                                                 BENEFICIALLY    EQUIVALENTS
                                                                                 OWNED AS OF     OWNED UNDER
                                POSITION WITH     PRINCIPAL OCCUPATIONS           MARCH 24,     DEFERRED FEE
       NAME AND ADDRESS            THE FUND      AND OTHER AFFILIATIONS    AGE      1997**      ARRANGEMENTS+   PERCENTAGE
------------------------------- -------------- --------------------------- ---   ------------   -------------   ----------
Joseph P. Stadler*............. Vice President Vice President of Morgan    42            0                --        ***
  1221 Avenue of the Americas     since 1993   Stanley & Co. Incorporated
  New York, New York 10020                       and Morgan Stanley Asset
                                                 Management Inc.; Officer
                                                 of various investment
                                                 companies managed by
                                                 Morgan Stanley Asset
                                                 Management Inc.;
                                                 Previously with Price
                                                 Waterhouse LLP.
Valerie Y. Lewis*.............. Secretary      Vice President of Morgan    41            0                --        ***
  1221 Avenue of the Americas     since 1993   Stanley & Co. Incorporated
  New York, New York 10020                       and Morgan Stanley Asset
                                                 Management Inc.; Officer
                                                 of various investment
                                                 companies managed by
                                                 Morgan Stanley Asset
                                                 Management Inc.;
                                                 Previously with Citicorp.
James M. Rooney................ Treasurer      Assistant Vice President    38            0                --        ***
  73 Tremont Street               since 1994   and Manager of Fund
  Boston, Massachusetts 02108                    Administration, Chase
                                                 Global Funds Services
                                                 Company; Officer of
                                                 various investment compa-
                                                 nies managed by Morgan
                                                 Stanley Asset Management
                                                 Inc.; Previously
                                                 Assistant Vice President
                                                 and Manager of Fund
                                                 Compliance and Control,
                                                 Scudder Stevens & Clark
                                                 Inc. and Audit Manager,
                                                 Ernst & Young LLP.
Belinda Brady.................. Assistant      Manager, Fund               28            0                --        ***
  73 Tremont Street               Treasurer    Administration, Chase
  Boston, Massachusetts 02108     since 1996     Global Funds Services
                                                 Company; Officer of
                                                 various investment
                                                 companies managed by
                                                 Morgan Stanley Asset
                                                 Management Inc.;
                                                 Previously with Price
                                                 Waterhouse LLP.
                                                                                    ------      -------------       ---
All Directors and Officers as a Group.....................................          18,808        3,319.0253        ***
                                                                                 ============   =============   ==========


---------------
  * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Olsen, Grisham, Klein, Schaaff and Stadler and Ms. Lewis are officers of the Manager.
 ** This information has been furnished by each nominee and officer.
*** Less than 1%.
  + Indicates share equivalents owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $4,000. Each of the members of the Fund's Audit Committee, which will consist of the Fund's Directors who are not

"interested persons" of the Fund as defined in the 1940 Act, will receive an additional fee of $750 for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1996 were approximately $40,000.

     Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or
(ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Currently, Messrs. Croghan, Jones and Levin are the only Directors who have entered into the Fee Arrangement with the Fund.

     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates, (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1996.

                                                                                   TOTAL
                                                        PENSION OR             COMPENSATION
                                   AGGREGATE            RETIREMENT             FROM FUND AND        NUMBER OF FUNDS
                                  COMPENSATION       BENEFITS ACCRUED        FUND COMPLEX PAID      IN FUND COMPLEX
                                   FROM FUND          AS PART OF THE                TO                 FOR WHICH
      NAME OF DIRECTORS              (2)(3)           FUND'S EXPENSES         DIRECTORS(2)(4)      DIRECTOR SERVES(5)
------------------------------    ------------     ---------------------     -----------------     ------------------
Barton M. Biggs(1)............       $    0                 None                  $     0                  17
Peter J. Chase................        4,000                 None                   57,691                  13
John W. Croghan...............        4,750                 None                   73,925                  13
David B. Gill.................        4,000                 None                   59,910                  13
Graham E. Jones...............        4,000                 None                   60,546                  13
John A. Levin.................        4,750                 None                   77,539                  14
William G. Morton, Jr.........        4,750                 None                   67,893                  13
Warren J. Olsen(1)............            0                 None                        0                  17
J. Antonio Quila(1)(6)........            0                 None                        0                   1
Altaf M. Saleem(1)(6).........            0                 None                        0                   1
Frederick B.
  Whittemore(1)(6)............            0                 None                        0                  16

---------------
(1) "Interested persons" of the Fund within the meaning of the 1940 Act.
(2) The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal year ended December 31, 1996, regardless of whether such amounts were actually received by the Directors during such fiscal year.
(3) Mr. Croghan earned $4,750, Mr. Gill earned $4,000 and Mr. Levin earned $4,750 in deferred compensation from the Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1996. Such amounts are included in these Directors' respective aggregate compensation from the Fund reported in this table.
(4) Mr. Croghan earned $72,671, Mr. Gill earned $21,027, Mr. Jones earned $21,605 and Mr. Levin earned $70,597 in deferred compensation from the Fund and the Fund Complex, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1996. Such amounts are included in these Directors' respective compensations from the Fund and the Fund Complex reported in this table.
(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1996.

(6) Messrs. Quila, Saleem and Whittemore resigned as Directors of the Fund effective March 14, 1997.



     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Fund believes that its officers and Directors complied with all applicable filing requirements for the fiscal year ended December 31, 1996.


     The election of Messrs. Croghan and Jones requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TWO NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1997. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                      APPROVAL OF NEW ADVISORY AGREEMENTS
                      (PROPOSAL NO. 3 AND PROPOSAL NO. 4)

THE MANAGER AND THE PAKISTAN ADVISER

     The Manager. MSAM acts as investment manager for the Fund. The Manager has acted as investment manager for the Fund since the Fund commenced its investment operations.

     The Manager currently is a wholly-owned subsidiary of MS Group and is registered under the U.S. Investment Advisers Act of 1940, as amended. The Manager provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At December 31, 1996, MSAM had, together with its affiliated investment management companies (which include Van Kampen

American Capital, Inc. and Miller Anderson & Sherrerd, LLP), assets under management (including assets under fiduciary advisory control) totaling approximately $162.0 billion.

     As an investment adviser, MSAM emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide. MSAM draws upon the capabilities of its asset management specialists located in its various offices throughout the world. It also draws upon the research capabilities of MS Group and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services MSAM utilizes.

     The address of the Manager is 1221 Avenue of the Americas, New York, New York 10020. The principal address of MS Group is 1585 Broadway, New York, New York 10036.

     Certain information regarding the directors and the principal executive officers of the Manager is set forth below.

                                                                PRINCIPAL OCCUPATION AND
NAME AND ADDRESS         POSITION WITH MSAM                        OTHER INFORMATION
-----------------------------------------------------   ----------------------------------------
Barton M. Biggs*......... Chairman, Director and        Chairman and Director of Morgan Stanley
                         Managing Director              Asset Management Limited; Managing
                                                        Director of Morgan Stanley & Co.
                                                        Incorporated; Director of Morgan Stanley
                                                        Group Inc.
Peter A. Nadosy*......... Vice Chairman, Director and   Managing Director of Morgan Stanley &
                         Managing Director              Co. Incorporated; Director of Morgan
                                                        Stanley Asset Management Limited
James M. Allwin*......... President, Director and       Managing Director of Morgan Stanley &
                         Managing Director              Co. Incorporated; President of Morgan
                                                        Stanley Realty Inc.
Gordon S. Gray*.......... Director and Managing         Managing Director of Morgan Stanley &
                         Director                       Co. Incorporated; Director of Morgan
                                                        Stanley Asset Management Limited
Dennis G. Sherva*........ Director and Managing         Managing Director of Morgan Stanley &
                         Director                       Co. Incorporated

---------------
* Business Address: 1221 Avenue of the Americas, New York, New York 10020

     The Pakistan Adviser. The Fund also employs International Asset Management Company Limited as its sub-adviser in Pakistan.

     The Pakistan Adviser, a corporation formed on June 17, 1992 under the laws of Pakistan, has acted as the Fund's investment adviser with respect to the Fund's investments in Pakistan since the Fund commenced its investment operations. The stockholders of the Pakistan Adviser are the Manager, National Development Finance Corporation, Crescent Business Management (Pvt.) Ltd., Asian Development Bank and Crescent Investment Bank Limited. National Development Finance Corporation is wholly owned by the Government of Pakistan. Crescent Business Management (Pvt.) Ltd. is a wholly owned subsidiary of Shakarganj Mills Ltd. Asian Development Bank is owned by the countries which have contributed capital to it, including Japan, the United States, the Peoples Republic of China, India, Indonesia, Canada, the Republic of Korea and Australia. The Pakistan Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Pakistan Adviser is also registered with the Pakistani

Corporate Law Authority as an investment adviser under the Pakistan Investment Companies and Investment Advisers Rules, 1971. At December 31, 1996, the Pakistan Adviser was investment adviser to only one U.S. registered investment company, the Fund.

     The Manager owns approximately 37% of the outstanding shares of the Pakistan Adviser and is the Pakistan Adviser's largest shareholder. The address of the Pakistan Adviser is Nacon House, Fifth Floor, Maulana Deen Mohammad Wafai Road, Karachi, Pakistan.

     Certain information regarding the directors and principal executive officers of the Pakistan Adviser is set forth below.

                                         POSITION WITH           PRINCIPAL OCCUPATION AND
NAME AND ADDRESS                       PAKISTAN ADVISER              OTHER INFORMATION
-------------------------------------  -----------------  ---------------------------------------
Altaf M. Saleem......................  Chairman           Chief Executive of Shakarganj Mills
c/o Shakarganj Mill Limited                               Limited
Management House
Toba Road
Jhang, Pakistan
Marianne L. Hay......................  Chief Executive    Managing Director of Morgan Stanley
Morgan Stanley Asset Management Inc.   Officer            Asset Management Inc., and Principal of
1221 Avenue of the Americas                               Morgan Stanley & Co. Incorporated
New York, New York 10020
Mehmood Ahmed........................  Director           Senior Vice President of Crescent
c/o Crescent Investment Bank Ltd.                         Investment Bank Limited
45 Shahrah-i-Quaid-e-Azam
Lahore, Pakistan
Nessar Ahmed.........................  Director           President of Crescent Investment Bank
c/o Crescent Investment Bank Ltd.                         Limited
Sidco Avenue Centre
Karachi, Pakistan
Shahid Hassan........................  Director           Executive Vice President of National
c/o National Development Finance                          Development Finance Corporation,
Corporation                                               Pakistan
Finance and Trade Centre
Shahrah-i-Faisal
Karachi, Pakistan
G.M.Z. Kahn..........................  Director           Senior Investment Officer of Asian
House No.6                                                Development Bank PRM, Pakistan Senior
Street No.90, G-6/3                                       Control Officer of Asian Development
Islamabad, Pakistan                                       Bank, ADB, Philippines
Warren J. Olsen......................  Director           Principal of Morgan Stanley Asset
Morgan Stanley Asset Management Inc.                      Management Inc. and Morgan Stanley &
1221 Avenue of the Americas                               Co., Incorporated
New York, New York 10020

INFORMATION CONCERNING MORGAN STANLEY GROUP INC.

     MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley & Co. International provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading;

merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO.

     Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit cards services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("Intercapital"). DWR is a full-service securities firm offering a wide variety of securities products, with a particular focus on serving the investment needs of its individual clients through over 9,100 professional account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.

THE MERGER

     Pursuant to the Merger Agreement, MS Group will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the Manager will be a direct subsidiary, and the Pakistan Adviser will be an indirect subsidiary, of Morgan Stanley, Dean Witter, Discover & Co.

     Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, MS Group's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

     The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both MS Group and Dean Witter Discover.


     The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will initially consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief

Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.


     The Manager does not anticipate any reduction in the quality of services now provided to the Fund and does not expect that the Merger will result in any material changes in the business of the Manager or the Pakistan Adviser or in the manner in which the Manager and the Pakistan Adviser render services to the Fund. Nor does the Manager anticipate that the Merger or any ancillary transactions will have any adverse effect on the ability of the Manager or the Pakistan Adviser to fulfill their respective obligations under the New Advisory Agreements or to operate their businesses in a manner consistent with past business practice.

THE ADVISORY AGREEMENTS

     In anticipation of the Merger, a majority of the Directors of the Fund who are not parties to the New Advisory Agreements or interested persons of any such party ("Disinterested Directors") approved a new investment management and advisory agreement between the Fund and the Manager (the "New Management Agreement") and a new investment advisory agreement between the Fund, the Manager and the Pakistan Adviser (the "New Sub-Advisory Agreement"). The form of each of the New Advisory Agreements is identical to the current form of each of those agreements, except for the dates of execution, effectiveness and termination. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve each of the New Advisory Agreements. See "The New Advisory Agreements" below.

     The following is a summary of the Current Advisory Agreements and the New Advisory Agreements. The description of the New Advisory Agreements is qualified by reference to Annex A.

     THE CURRENT ADVISORY AGREEMENTS. The Current Advisory Agreements, each dated as of December 16, 1993, were last approved by stockholders of the Fund at a meeting held on June 6, 1994.

     The Current Management Agreement, dated as of December 16, 1993 (the "Current Management Agreement"), provides that the Manager will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Directors and officers of the Fund if duly elected to such positions.

     The Current Management Agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Current Management Agreement relates except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     Under the Current Management Agreement the Fund pays the Manager as compensation for the services rendered an annual fee equal to 1.00% of the Fund's average weekly net assets.

     The Manager's activities are subject to the review and supervision of the Board to which the Manager renders periodic reports with respect to the Fund's investment activities. The Current Management Agreement may be terminated by either party, at any time, without penalty, on 60 days' written notice, or upon such shorter notice as may be mutually agreed upon, and will automatically terminate in the event of its assignment.

     The net assets of the Fund as of February 28, 1997, as well as other U.S. registered investment companies advised by the Manager, and other U.S. registered investment companies for which the Manager acts as sub-adviser, the rates of compensation to the Manager, the aggregate amount of advisory fees paid by the Fund to the Manager and the aggregate amount of any other material payments by the Fund to the Manager is set forth at Annex B hereto.

     Under the Current Management Agreement, the Manager is permitted to provide investment advisory services to other clients, including clients who may invest in securities in which the Fund may invest.

     Pursuant to the Current Management Agreement, the Fund utilizes the services of the Pakistan Adviser under a Sub-Advisory Agreement, dated as of December 16, 1993 (the "Current Sub-Advisory Agreement").

     The Current Sub-Advisory Agreement provides that, under the supervision of the Fund's Board of Directors and MSAM, the Pakistan Adviser will provide to the Fund a variety of services, including furnishing the Fund and MSAM with factual information, research reports and investment recommendations regarding investments in Pakistan, including reports (written and oral), analyses, statistical information and advice concerning market trends, specific industries and securities to be purchased or sold by the Fund, assisting the Fund in identifying regulatory and other governmental requirements applicable to the Fund in connection with the Fund's investment activities in Pakistan, assisting the Fund in monitoring the execution of transactions and the settlement and clearance of the Fund's securities transactions, and providing the Fund and MSAM with information regarding Pakistani corporate actions, repatriation and currency restrictions and such other matters as may be requested by the Fund or MSAM.

     Under the Current Sub-Advisory Agreement, the Fund pays the Pakistan Adviser a fee, computed weekly and payable monthly in Pakastani Rupees, at an annual rate of 0.30% of the Fund's average weekly net assets. The Current Sub-Advisory Agreement contains provisions regarding limitations of liability, indemnification and termination identical to those contained in the Current Management Agreement described above.

     Currently, the Fund is the only U.S. registered investment company to which the Pakistan Adviser provide advisory services. For the fiscal year ended December 31, 1996, the Pakistan Adviser received $222,000 in advisory fees from the Fund.

     THE NEW ADVISORY AGREEMENTS. The Board approved each of the New Advisory Agreements on March 13, 1997, the forms of which are attached as Annex A. The form of each of the proposed New Advisory Agreements is identical to each of the current forms of those agreements, except for the dates of execution, effectiveness and termination.

     The investment advisory fees as a percentage of net assets payable by the Fund to the Manager and the Pakistan Adviser will be the same under the New Advisory Agreements as under their respective Current Advisory Agreements. If the investment advisory fees under the New

Advisory Agreements had been in effect for the Fund's most recently completed fiscal year, advisory fees paid to the Manager and the Pakistan Adviser by the Fund would have been identical to those paid under their respective Current Advisory Agreements.

     The Board of the Fund held a meeting on March 13, 1997, at which meeting the Directors, including the Disinterested Directors, unanimously approved each of the New Advisory Agreements for the Fund and recommended each of the Agreements for approval by the stockholders of the Fund. Each of the New Advisory Agreements would take effect upon the later to occur of (i) the obtaining of stockholder approval or (ii) the closing of the Merger. Each of the New Advisory Agreements will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Advisory Agreements, the Board took into account that the terms of each of the Fund's Current Advisory Agreements and the corresponding New Advisory Agreements, including their terms relating to the services to be provided thereunder by the Manager and the Pakistan Adviser and the fees and expenses payable by the Fund, are identical, except for the dates of execution, effectiveness and termination. The Board also considered other possible benefits to the Manager and the Pakistan Adviser and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and its affiliates, to the extent permitted by law, for brokerage services.

     The Board also examined the terms of the Merger Agreement and the possible effects of the Merger upon the Manager's organization and upon the ability of the Manager and the Pakistan Adviser to provide advisory services to the Fund. The Board also considered the skills and capabilities of the Manager and the Pakistan Adviser. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to the Manager and the Pakistan Adviser.

     The Board also weighed the effect on the Fund of the Manager and the Pakistan Adviser becoming an affiliated person of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief the Fund will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. and/or DWR act as principal. Currently the Fund is prohibited from making such purchases in only those transactions which Morgan Stanley & Co. or an affiliate acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, management of the Manager represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, and the Disinterested Directors voting separately, unanimously approved the New Advisory Agreements and voted to recommend their approval to the stockholders of the Fund.

     In the event that stockholders of the Fund do not approve one or both of the New Advisory Agreements, the current Advisory Agreement or Agreements not approved will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve an agreement or agreements in lieu of the New Advisory Agreement or Agreements not approved. In the event the Merger is not consummated, the Manager would continue to serve as investment manager of the Fund, and the Pakistan Adviser would continue to serve as sub-adviser of the Fund, each pursuant to the terms of the applicable Current Advisory Agreement.

STOCKHOLDER APPROVAL

     To become effective, each of the New Advisory Agreements must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each of the New Advisory Agreements were unanimously approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also unanimously determined to submit each of the New Advisory Agreements for consideration by the stockholders of the Fund.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENTS.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     To the knowledge of the Fund's management, the following persons owned beneficially more than 5% of the Fund's outstanding shares at March 24, 1997:



       NAME AND ADDRESS OF               AMOUNT AND NATURE OF
        BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP           PERCENT OF CLASS
---------------------------------  ---------------------------------    ----------------
Morgan Stanley Group Inc. .......  29,571 shares, with shared voting           5.0%
  1585 Broadway                    power and shared dispositive
  New York, New York 10036         power; 555,539 shares, with no
                                   voting power and shared
                                   dispositive power(1)
Hermes Investment Management                                                  6.24%
  Limited*.......................  742,600 shares with sole voting
  Standon House                    and dispositive power(2)
  21 Massell Street
  London, E1 8 AA,
  United Kingdom


---------------
  * Hermes Investment Management Limited is a wholly owned subsidiary of Hermes Pensions Management Limited, and therefore, Hermes Pensions Management Limited is deemed to beneficially own the shares reported above.

(1) Based on a Schedule 13G filed with the Commission on February 7, 1997.

(2) Based on a Schedule 13D filed with the Commission on June 20, 1996.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING


     A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before December 3, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.


                                              VALERIE Y. LEWIS
                                              Secretary


Dated: March 26, 1997


     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                         ANNEX A

                            INVESTMENT ADVISORY AND
                              MANAGEMENT AGREEMENT

     AGREEMENT, dated as of March 13, 1997, between THE PAKISTAN INVESTMENT FUND, INC., a Maryland corporation (the "Fund"), and MORGAN STANLEY ASSET MANAGEMENT INC., a Delaware corporation (the "Investment Manager").

     WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), shares of common stock of which are registered under the Securities Act of 1933, as amended; and

     WHEREAS, the Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Pakistani issuers (as defined in the Prospectus dated December 16, 1993 (the "Prospectus") contained in the Fund's Registration Statement on Form N-2 (File Nos. 33-47270 and 811-6636) (the "Registration Statement")); and

     WHEREAS, the Fund desires to retain the Investment Manager to render investment management services with respect to its assets and the Investment Manager is willing to render such services.

     NOW, THEREFORE, in consideration of the mutual covenants hereafter contained, it is hereby agreed by and between the parties hereto as follows:

     1.  Appointment of Investment Manager.

     (a) The Fund hereby employs the Investment Manager for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

          (i) Make all investment decisions for the assets of the Fund and manage the investment and reinvestment of those assets in accordance with the investment objective and policies of the Fund, as set forth in the Fund's Prospectus, and subject always to the restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or restated from time to time, the provisions of the 1940 Act and the Fund's investment objective and policies and investment restrictions, as the same are set forth in the Fund's Prospectus. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund and to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it and, in connection therewith, the Investment Manager is authorized as agent of the Fund to give instructions to the custodians from time to time of the Fund's assets as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to seek to obtain for the Fund the most favorable net results as determined by the Board of Directors of the Fund. Subject to this requirement and the provisions of the 1940 Act, the U.S. Securities Exchange Act of 1934, as amended, and any other applicable provisions of law, nothing shall prohibit the Investment Manager from selecting brokers or dealers with which it or the Fund is affiliated or which provide the Investment Manager with investment research services as described in the Fund's Prospectus;

          (ii) Prepare and make available to the Fund research and statistical data in connection therewith; and

          (iii) Maintain or cause to be maintained for the Fund all books and records required under the 1940 Act, to the extent that such books and records are not maintained or furnished by administrators, custodians or other agents of the Fund.

     (b) The Investment Manager accepts such employment and agrees during the term of this Agreement to render such services, to permit any of its directors, officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions, and to assume the obligations set forth herein for the compensation herein provided. The Investment Manager shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     2. Compensation. For the services and facilities described in Section 1, the Fund agrees to pay in United States dollars to the Investment Manager, a fee, computed weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that this Agreement is in effect during such month and year, respectively.

     3. Investment in Fund Stock. The Investment Manager agrees that it will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund other than for investment.

     4. Non-Exclusivity of Services. Nothing herein shall be construed as prohibiting the Investment Manager from providing investment advisory services to, or entering into investment advisory agreements with, any other clients (including other registered investment companies), including clients which may invest in Pakistani equity securities, so long as the Investment Manager's services to the Fund are not impaired thereby.

     5.  Standard of Care; Indemnification.

     (a) The Investment Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Manager nor its officers, directors, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or by reason of reckless disregard on the part of the Investment Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Manager, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Manager.

     (b) The Fund agrees to indemnify and hold harmless the Investment Manager, its officers, directors, employees, agents, shareholders, controlling persons or other affiliates (each an "Indemnified Party"), for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims which may be brought against such Indemnified Party in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party's obligations and duties under this Agreement.

     6.  Allocation of Charges and Expenses.

     (a) The Investment Manager shall assume and pay for maintaining its staff and personnel, and shall, at its own expense, provide the equipment, office space and facilities necessary to perform its obligations hereunder. The Investment Manager shall pay the salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Manager or any of its affiliates, provided, however, that the Fund, and not the Investment Manager, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof.

     (b) In addition to the fee of the Investment Manager, the Fund shall assume and pay the following expenses: organization expenses (but not the overhead or employee costs of the Investment Manager); legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, sub-custodians, investment advisers, transfer agents and registrars; fees and expenses with respect to administration, except as may be herein expressly provided otherwise; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

     7. Potential Conflicts of Interest.

     (a) Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Investment Manager or its affiliates as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents or shareholders of the Investment Manager or its affiliates may be interested in the Fund as directors, officers, agents or otherwise.

     (b) If the Investment Manager considers the purchase or sale of securities for the Fund and other advisory clients of the Investment Manager at or about the same time, transactions in such securities will be made for the Fund and such other clients in a manner equitable to the Fund and such other clients or, insofar as feasible, in accordance with guidelines which may be adopted by the Board of Directors of the Fund.

     8. Duration and Termination.

     (a) This Agreement shall be effective for a period of two years commencing on the later of (i) the date that the requisite stockholder approval as required under Section 15 of the 1940 Act has been obtained or (ii) the date that the Agreement and Plan of Merger, dated February 4, 1997, between Dean Witter, Discover & Co. and Morgan Stanley Group Inc. is consummated. Thereafter, this Agreement will continue in effect from year to year, provided that such continuance is specifically approved at least annually by (A) a vote of a majority of the members of the Fund's Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval, and
(B) a vote of a majority of either the Fund's Board of Directors or the Fund's outstanding voting securities.

     (b) This Agreement may nevertheless be terminated at any time without payment of penalty by the Fund or by the Investment Manager upon 60 days' written notice. This Agreement shall automatically be terminated in the event of its assignment, provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Investment Manager's business shall not be deemed to be an assignment for the purposes of this Agreement.

     (c) Termination of this Agreement shall not (i) affect the right of the Investment Manager to receive payments of any unpaid balance of the compensation described in Section 2 earned prior to such termination, or (ii) extinguish the Investment Manager's right of indemnification under Section 5.

     As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

     9. Amendment. This Agreement may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

     10. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     11. Notices. Any communication hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by mailing such communication, air mail postage prepaid, on the date on which such telex or facsimile is sent, to the address set forth below). Any communication or document to be made or delivered by one person to another pursuant to this

Agreement shall be made or delivered to that other person at the following relevant address (unless that other person has by fifteen (15) days' notice to the other specified another address):

     If to the Investment Manager:

        Morgan Stanley Asset Management Inc.
        1221 Avenue of the Americas
        New York, New York 10020
        Attention: General Counsel
        Telephone No.: (212) 762-7188
        Facsimile No.: (212) 762-7377

     If to the Fund:

        The Pakistan Investment Fund, Inc.
        1221 Avenue of the Americas
        New York, New York 10020
        Attention: President
        Telephone No.: (212) 296-7100
        Facsimile No.: (212) 762-7326

Communications or documents made or delivered by personal delivery shall be deemed to have been received on the day of such delivery. Communications or documents made or delivered by telex or facsimile shall be deemed to have been received, if by telex, when acknowledged by the addressee's correct answer back code and, if by facsimile, upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; provided that a hard copy of the communication or document so made or delivered by telex or facsimile was posted the same day as the communication or document was made or delivered by electronic means.

     12. Jurisdiction. Each party hereto irrevocably agrees that any suit, action or proceeding against either of the Investment Manager or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as set forth in this Agreement.

     13. Representation and Warranty of the Investment Manager. The Investment Manager represents and warrants that it is duly registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and that it will use its reasonable efforts to maintain effective its registration during the term of this Agreement.

     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     15. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties have executed this Investment Advisory and Management Agreement by their officers thereunto duly authorized as of the day and year first written above.

                                  THE PAKISTAN INVESTMENT FUND, INC.

                                  By: /s/ WARREN J. OLSEN
                                     -------------------------------------------
                                  Name: Warren J. Olsen
                                  Title: President

                                  MORGAN STANLEY ASSET MANAGEMENT INC.

                                  By: /s/ WARREN J. OLSEN
                                     -------------------------------------------
                                  Name: Warren J. Olsen
                                  Title: Principal

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, dated as of March 13, 1997, by and among THE PAKISTAN INVESTMENT FUND, INC., a Maryland corporation (the "Fund"), MORGAN STANLEY ASSET MANAGEMENT INC., a Delaware corporation (the "Manager"), and INTERNATIONAL ASSET MANAGEMENT COMPANY LIMITED, a corporation organized under the laws of Pakistan (the "Adviser").

     WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), shares of common stock of which are registered under the Securities Act of 1933, as amended; and

     WHEREAS, the Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Pakistani issuers (as defined in the Prospectus dated December 16, 1993 (the "Prospectus") contained in the Fund's Registration Statement on Form N-2 (File Nos. 33-47270 and 811-6636) (the "Registration Statement")); and

     WHEREAS, the Fund has retained the Manager, to provide certain investment advisory and management services to the Fund; and

     WHEREAS, the Fund desires to retain the Adviser to render investment advisory and research services to the Manager with respect to the Fund, and the Adviser is willing to render such services.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and among the parties hereto as follows:

     1.  Appointment of Adviser:

     (a) The Fund hereby employs the Adviser for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

          (i) Furnish the Fund and the Manager with factual information, research reports and investment recommendations regarding investments in Pakistan, including reports (written and oral), analyses, statistical information and advice concerning market trends, specific industries, companies and securities to be purchased or sold by the Fund;

          (ii) Assist the Fund in identifying regulatory and other governmental requirements applicable to the Fund in connection with the Fund's investment activities in Pakistan;

          (iii) Assist the Fund in monitoring the execution of transactions and the settlement and clearance of the Fund's securities transactions;

          (iv) Provide the Fund and the Manager with information regarding Pakistani corporate actions, repatriation and currency restrictions and such other matters as may be requested by the Fund or the Manager from time to time; and

          (v) Arrange, if desired by the Fund, for officers and employees of the Adviser to serve, without compensation from the Fund, as directors, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

     (b) The Adviser accepts such employment and agrees during the term of this Agreement to render such services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     2. Compensation. For the services described in Section 1 hereof, the Fund agrees to pay in Pakistani Rupees to the Adviser, a fee, computed weekly and payable monthly, at an annual rate of .30% of the Fund's average weekly net assets.

     3. Investment in Fund Stock. The Adviser agrees that it will not make a short sale of any capital stock of the Fund or purchase any capital stock of the Fund other than for investment.

     4. Non-Exclusivity of Services. Nothing herein shall be construed as prohibiting the Adviser from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in Pakistani equity securities, so long as the Advisers's services to the Fund and the Manager are not impaired thereby.

     5.  Standard of Care; Indemnification.

     (a) The Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Adviser nor its officers, directors, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard on the part of the Adviser of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Adviser.

     (b) The Fund agrees to indemnify and hold harmless the Adviser, its officers, directors, employees, agents, shareholders, controlling persons or other affiliates (each an "Indemnified Party"), for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims which may be brought against such Indemnified Party in connection with the performance or non-performance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party's obligations and duties under this Agreement.

     6.  Allocation of Charges and Expenses.

     (a) The Adviser shall assume and pay for maintaining its staff and personnel, and shall, at its own expense, provide the equipment, office space and facilities necessary to perform its obligations hereunder. The Adviser shall pay the salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Adviser or any of its affiliates, provided, however, that the Fund, and not the Adviser, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the

Fund who are directors, officers or employees of the Adviser to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof.

     (b) In addition to the fee of the Adviser, the Fund shall assume and pay the following expenses: organization expenses (but not the overhead or employee costs of the Adviser); legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, subcustodians, investment manager and advisers, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs stockholders' and other meetings.

     7. Potential Conflicts of Interest. Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Adviser as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents or shareholders of the Adviser may be interested in the Fund as a director, officer, agent or otherwise.

     8.  Duration and Termination.

     (a) This Agreement shall be effective for a period of two years commencing on the later of (i) the date that the requisite stockholder approval as required under Section 15 of the 1940 Act has been obtained or (ii) the date that the Agreement and Plan of Merger, dated February 4, 1997, between Dean Witter, Discover & Co. and Morgan Stanley Group Inc. is consummated. Thereafter, this Agreement will continue in effect from year to year, provided that such continuance is specifically approved at least annually by (A) a vote of a majority of the members of the Fund's Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval, and
(B) a vote of a majority of either the Fund's Board of Directors or the Fund's outstanding voting securities.

     (b) This Agreement may nevertheless be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days' written notice. This Agreement shall automatically be terminated in the event of its assignment, provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement.

     (c) Termination of this Agreement shall not (i) affect the right of the Adviser to receive payments of any unpaid balance of the compensation described in Section 2 earned prior to such termination, or (ii) extinguish the Adviser's right of indemnification under Section 5.

     As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

     9. Amendment. This Agreement may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     10. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     11. Notices. Any communication hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by mailing such communication, air mail postage prepaid, on the day on which such telex or facsimile is sent to the addresses set forth below). Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall be made or delivered to that person at the following relevant address (unless that other person has by fifteen (15) days' notice to the other specified another address):

     If to the Fund:

        The Pakistan Investment Fund, Inc.
        1221 Avenue of the Americas
        New York, New York 10020
        Attention: President
        Telephone No.: (212) 762-7188
        Facsimile No.: (212) 762-7377

     If to the Manager:

        Morgan Stanley Asset Management Inc.
        1221 Avenue of the Americas
        New York, New York 10020
        Attention: General Counsel
        Telephone No.: (212) 296-7100
        Facsimile No. (212) 762-7326

     If to the Adviser:

        International Asset Management
          Company Limited
        Nacon House
        5th Floor
        Maulana Deen Mohammad Wafi Road
        Karachi, Pakistan
        Attention: General Counsel
        Telephone No.: 92-21-568-7271
        Facsimile No.: 92-21-568-9625

     Communications or documents made or delivered by personal delivery shall be deemed to have been received on the day of such delivery. Communications or documents made or delivered by telex or facsimile shall be deemed to have been received, if by telex, when acknowledged by the addressee's correct answer back code and, if by facsimile, upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; provided that a hard copy of the communication or document so made or delivered by telex or facsimile was posted the same day as the communication or document was made or delivered by electronic means.

     12. Jurisdiction. Each party hereto irrevocably agrees that any suit, action or proceeding against either of the Adviser or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as set forth in this Agreement.

     13. Representation and Warranty of the Adviser. The Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and that it will use all reasonable efforts to maintain effective its registration and authorization until the termination of this Agreement.

     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     15. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties have executed this Investment Advisory Agreement by their officers thereunto duly authorized as of the day and year first above written.

                                  THE PAKISTAN INVESTMENT FUND, INC.

                                  By: /s/ WARREN J. OLSEN
                                    --------------------------------------------
                                    Name: Warren J. Olsen
                                    Title: President

                                  MORGAN STANLEY ASSET MANAGEMENT INC.

                                  By: /s/ WARREN J. OLSEN
                                    --------------------------------------------
                                    Name: Warren J. Olsen
                                    Title: Principal

                                  INTERNATIONAL ASSET MANAGEMENT
                                  COMPANY LIMITED

                                  By: /s/ MARIANNE L. HAY
                                    --------------------------------------------
                                    Name: Marianne L. Hay
                                    Title: Chief Executive Officer

                                                                         ANNEX B

     The following table indicates the size of each U.S. investment company advised or sub-advised by the Manager, the amount of advisory fees or sub-advisory fees paid to the Manager for the last fiscal year of such investment company, the amount of other material fees paid to the Manager for such fiscal year and the advisory fee rate. Average net assets are calculated on a daily basis for open-end funds and on a weekly basis for closed-end funds.


                                                           AGGREGATE
                                                            AMOUNT
                                                              OF
                                                           ADVISORY/       AMOUNT OF
                                                          SUBADVISORY    OTHER MATERIAL
                                        NET ASSETS AS     FEE FOR THE     PAYMENTS TO        ASSET MANAGEMENT FEE AS PERCENTAGE
                                              OF             LAST         THE MANAGER               OF AVERAGE NET ASSETS
                                         FEBRUARY 28,       FISCAL        FOR THE LAST             (ANNUAL RATE OF MSAM'S
          INVESTMENT COMPANY                 1997           YEAR(1)       FISCAL YEAR                   COMPENSATION)
--------------------------------------- --------------    -----------    --------------    ---------------------------------------
Morgan Stanley Institutional Fund, Inc.*(2)
-- Active Country Allocation Portfolio  $  187,031,777    $ 1,168,571          $0          0.65% of average daily net assets
-- Aggressive Equity Portfolio             121,791,751        400,006           0          0.80% of average daily net assets
-- Asian Equity Portfolio                  365,212,440      3,378,056           0          0.80% of average daily net assets
-- Balanced Portfolio                        7,573,877         74,832           0          0.50% of average daily net assets
-- China Growth Portfolio(3)                         0              0           0          1.25% of average daily net assets
-- Emerging Growth Portfolio                82,677,378      1,024,956           0          1.00% of average daily net assets
-- Emerging Markets Debt Portfolio         162,883,938      1,887,155           0          1.00% of average daily net assets
-- Emerging Markets Portfolio            1,557,680,866     15,367,651           0          1.25% of average daily net assets
-- Equity Growth Portfolio                 467,132,622      1,192,888           0          0.60% of average daily net assets
-- European Equity Portfolio               215,681,709      1,034,869           0          0.80% of average daily net assets
-- Fixed Income Portfolio                  122,195,042        559,304           0          0.35% of average daily net assets
-- Global Equity Portfolio                  87,115,900        630,346           0          0.80% of average daily net assets
-- Global Fixed Income Portfolio           116,017,909        437,198           0          0.40% of average daily net assets
-- Gold Portfolio(4)                        38,303,227        274,000           0          1.00% of average daily net assets
-- Growth and Income Fund(3)                         0              0           0          0.75% of average daily net assets
-- High Yield Portfolio                    123,820,445        438,512           0          0.50% of average daily net assets
-- International Equity Portfolio        2,412,774,091     15,860,657           0          0.80% of average daily net assets
-- International Magnum Portfolio          124,710,803        381,756           0          0.80% of average daily net assets
-- International Small Cap Portfolio       239,291,131      2,092,097           0          0.95% of average daily net assets
-- Japanese Equity Portfolio               156,667,861      1,642,268           0          0.80% of average daily net assets
-- Latin American Portfolio                 55,950,497        287,055           0          1.10% of average daily net assets
-- MicroCap Portfolio(3)                             0              0           0          1.00% of average daily net assets
-- Money Market Portfolio                1,278,773,524      3,343,176           0          0.30% of average daily net assets
-- Mortgaged-Backed Securities                       0              0           0          0.35% of average daily net assets
  Portfolio(3)
-- Municipal Bond Portfolio                 43,819,386        134,963           0          0.35% of average daily net assets
-- Municipal Money Market Portfolio        721,197,094      1,932,187           0          0.30% of average daily net assets
-- Small Cap Value Equity Portfolio         29,921,023        345,122           0          0.85% of average daily net assets
-- Technology Portfolio(5)                   5,504,680         12,699           0          1.00% of average daily net assets
-- U.S. Real Estate Portfolio              246,501,294      1,017,980           0          0.80% of average daily net assets
-- Value Equity Portfolio                  109,811,808        655,516           0          0.50% of average daily net assets
Morgan Stanley Fund, Inc.*(6)
-- American Value Fund                      54,190,478        363,998           0          0.85% of average daily net assets
-- Aggressive Equity Fund                   30,105,256         31,323           0          0.90% of average daily net assets
-- Asian Growth Fund                       394,810,098      3,762,252           0          1.00% of average daily net assets
-- Emerging Markets Fund                   174,767,303      1,081,943           0          1.25% of average daily net assets
-- Emerging Markets Debt Fund(3)                     0              0           0          1.25% of average daily net assets
-- Equity Growth Fund(3)                             0              0           0          0.70% of average daily net assets
-- European Equity Fund(3)                           0              0           0          1.00% of average daily net assets
-- Global Equity Allocation Fund           161,349,524      1,047,751           0          1.00% of average daily net assets
-- Global Equity Fund(3)                             0              0           0          1.00% of average daily net assets
-- Global Fixed Income Fund                  9,525,078        121,568           0          0.75% of average daily net assets
-- Government Obligations Money            122,965,353              0           0          0.45% of the first $250 million
  Market(7)                                                                                0.40% of the next $250 million
                                                                                           0.35% of the excess over $500 million

                                                           AGGREGATE
                                                            AMOUNT
                                                              OF
                                                           ADVISORY/       AMOUNT OF
                                                          SUBADVISORY    OTHER MATERIAL
                                        NET ASSETS AS     FEE FOR THE     PAYMENTS TO        ASSET MANAGEMENT FEE AS PERCENTAGE
                                              OF             LAST         THE MANAGER               OF AVERAGE NET ASSETS
                                         FEBRUARY 28,       FISCAL        FOR THE LAST             (ANNUAL RATE OF MSAM'S
          INVESTMENT COMPANY                 1997           YEAR(1)       FISCAL YEAR                   COMPENSATION)
--------------------------------------- --------------    -----------    --------------    ---------------------------------------
-- Growth and Income Fund(3)            $            0    $         0          $0          1.00% of average daily net assets
-- High Yield Fund                          16,444,430         12,710           0          0.75% of average daily net assets
-- Japanese Equity Fund(3)                           0              0           0          1.00% of average daily net assets
-- International Magnum Fund                24,529,959              0           0          0.80% of average daily net assets
-- Latin America Fund                       53,413,053        218,502           0          1.25% of average daily net assets
-- Money Market Fund(7)                    153,358,157              0           0          0.45% of the first $250 million
                                                                                           0.40% of the next $250 million
                                                                                           0.35% of the excess over $500 million
-- Tax Free Money Market Fund(3)                     0              0           0          0.45% of the first $250 million
                                                                                           0.40% of the next $250 million
                                                                                           0.35% of the excess over $500 million
-- U.S. Real Estate Fund                    21,362,116          8,641           0          1.00% of average daily net assets
-- Worldwide High Income Fund              164,403,651        527,214           0          0.75% of average daily net assets

Morgan Stanley Universal Funds, Inc.*
-- Asian Equity(3)                                   0              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
-- Emerging Markets Debt(3)                          0              0           0          0.75% of the first $500 million
                                                                                           0.70% of the next $500 million
                                                                                           0.65% of the excess over $1 billion
-- Emerging Markets Equity                  15,607,752         32,000           0          1.25% of the first $500 million
                                                                                           1.20% of the next $500 million
                                                                                           1.15% of the excess over $1 billion
-- Global Equity(8)                          5,225,659              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
-- Growth(8)                                 2,843,221              0           0          0.55% of the first $500 million
                                                                                           0.50% of the next $500 million
                                                                                           0.45% of the excess over $1 billion
-- International Magnum(8)                  10,283,605              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
-- Money Market(3)                                   0              0           0          0.30% of the first $500 million
                                                                                           0.25% of the next $500 million
                                                                                           0.20% of the excess over $1 billion
-- U.S. Real Estate(8)                               0              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
The Brazilian Investment Fund, Inc.         58,816,028        425,000           0          0.90% of the first $50 million
                                                                                           0.70% of the next $50 million
                                                                                           0.50% of the excess over $100 million
The Latin American Discovery Fund, Inc.    204,346,643      1,899,000           0          1.15% of average weekly net assets
The Malaysia Fund, Inc.                    192,501,967      1,330,000           0          0.90% of the first $50 million
                                                                                           0.70% of the next $50 million
                                                                                           0.50% of the excess over $100 million
Morgan Stanley Africa Investment Fund,     310,803,693      3,106,000           0          1.20% of average weekly net assets
  Inc.
Morgan Stanley Asia-Pacific Fund, Inc.     854,649,586      8,796,000           0          1.00% of average weekly net assets
Morgan Stanley Emerging Markets Debt       321,966,172      3,125,000           0          1.00% of average weekly net assets
  Fund, Inc.
Morgan Stanley Emerging Markets Fund,      407,981,941      4,713,000           0          1.25% of average weekly net assets
  Inc.

                                                           AGGREGATE
                                                            AMOUNT
                                                              OF
                                                           ADVISORY/       AMOUNT OF
                                                          SUBADVISORY    OTHER MATERIAL
                                        NET ASSETS AS     FEE FOR THE     PAYMENTS TO        ASSET MANAGEMENT FEE AS PERCENTAGE
                                              OF             LAST         THE MANAGER               OF AVERAGE NET ASSETS
                                         FEBRUARY 28,       FISCAL        FOR THE LAST             (ANNUAL RATE OF MSAM'S
          INVESTMENT COMPANY                 1997           YEAR(1)       FISCAL YEAR                   COMPENSATION)
--------------------------------------- --------------    -----------    --------------    ---------------------------------------
Morgan Stanley Global Opportunity Bond  $   65,384,292    $   585,000          $0          1.00% of average weekly net assets
  Fund, Inc.
Morgan Stanley High Yield Fund, Inc.       129,972,796        842,000           0          0.70% of average weekly net assets
Morgan Stanley India Investment Fund,      341,625,451      3,812,000           0          1.10% of average weekly net assets
  Inc.
Morgan Stanley Russia & New Europe         142,333,723        400,000           0          1.60% of average weekly net assets
  Fund, Inc.
The Pakistan Investment Fund, Inc.          67,931,758        743,000           0          1.00% of average weekly net assets
The Thai Fund, Inc.                        183,531,329      1,812,000           0          0.90% of the first $50 million
                                                                                           0.70% of the next $50 million
                                                                                           0.50% of the excess over $100 million
The Turkish Investment Fund, Inc.           51,846,955        359,000           0          0.95% of the first $50 million
                                                                                           0.75% of the next $50 million
                                                                                           0.55% of the excess over $100 million


---------------


  * With respect to each of Morgan Stanley Institutional Fund, Inc., Morgan Stanley Fund, Inc. and Morgan Stanley Universal Funds, Inc., MSAM has voluntarily agreed to a reduction in the fees payable to it and to reimburse each portfolio, if necessary, if payment of advisory fees would cause the total annual operating expenses of such portfolio to exceed certain minimums.


(1) Net of any fees waived by the Manager for the last fiscal year.


(2) Includes Class A and Class B shares.


(3) Currently Inactive.


(4) Management fee includes a 0.40% sub-advisory fee payable by the Manager.


(5) Commenced operations March 16, 1996.


(6) Includes Class A, Class B and Class C shares. Fiscal year end June 30, 1996.


(7) Formerly, a portfolio of PCS Cash Fund, which was merged with and into Morgan Stanley Fund, Inc. on September 27, 1996.


(8) Portfolio had not commenced operations as of December 31, 1996.

                                     PROXY

                       THE PAKISTAN INVESTMENT FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby constitutes and appoints WARREN J. OLSEN, MICHAEL F. KLEIN, VALERIE Y. LEWIS and HAROLD J. SCHAAFF, JR., and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on March 24, 1997 at the Annual Meeting of Stockholders to be held on April 30, 1997, and at any adjournment thereof.

        The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated March 26, 1997.


            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                                SEE REVERSE SIDE

[X]     Please mark your votes as in this sample.

1.      Election of the following nominees as Directors:

        FOR     WITHHELD

        [ ]     [ ] Class II Nominees:

                      John W. Croghan, and Graham E. Jones



                     ---------------------------------------------------------
                     For all nominees except as noted above

        MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]

2. Ratification of the selection of Price Waterhouse LLP as independent accountants.

        FOR       AGAINST       ABSTAIN
        [ ]       [ ]           [ ]

3. Approval of the Investment Advisory and Management Agreement with Morgan Stanley Asset Management Inc.

        FOR       AGAINST       ABSTAIN
        [ ]       [ ]           [ ]

4. Approval of the Investment Advisory Agreement between the Fund, Morgan Stanley Asset Management Inc. and International Asset Management Company Limited.

        FOR       AGAINST       ABSTAIN
        [ ]       [ ]           [ ]

5. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO CLASS II NOMINEES AND IN FAVOR OF PROPOSAL NO. 2 AND PROPOSAL NO. 3.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

SIGNATURE(S)                                          DATE            , 1997
             ----------------------------------------      -----------

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.

If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.